UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 4, 2008

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)                                  Not Applicable.

(b)                                 Resignation of Director

Margaret (Peggy) L. Taylor has resigned from the Board of Directors and as the Chair of the Compensation Committee of RightNow Technologies, Inc., effective December 4, 2008.  Ms. Taylor’s resignation was for personal reasons and not a result of any disagreements with management.

(c)                                  Not Applicable.

(d)                                 Not Applicable.

(e)                                  Not Applicable.

(f)                                    Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: December 4, 2008	/s/ Jeffrey C. Davison
Jeffrey C. Davison Chief Financial Officer, Vice President and, Treasurer